Robinson Opportunistic Income Fund (the “Fund”)
Class A Shares (RBNAX)
Class C Shares (RBNCX)
Institutional Class Shares (RBNNX)
A series of Investment Managers Series Trust

Supplement dated February 6, 2017 to the
Prospectus and Statement of Additional Information dated December 30, 2015.

Effective February 15, 2017, the Fund is lowering the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%. In addition, the Fund is revising its sales charge schedule with respect to Class A Shares, which varies by the amount invested. Accordingly, the Prospectus is supplemented as follows:

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” beginning on page 3 of the Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these fees and other discounts is available from your financial professional and in the sections titled “Sales Charge Schedule—Class A Shares” and “Reduced Sales Charges – Class A Shares” on beginning on page 30 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A Shares		Class C Shares		Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		4.25%(1)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(2)		None
Wire fee		$20		$20		$20
Overnight check delivery fee for weekday		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses (3)		0.91%		0.91%		0.91%
Shareholder service fee	0.15%		0.15%		0.15%
All other expenses (including dividend and interest expenses on short sales of 0.25%)	0.76%		0.76%		0.76%
Acquired fund fees and expenses (3)		1.70%		1.70%		1.70%
Total annual fund operating expenses		3.96%		4.71%		3.71%
Fee waiver and/or expense reimbursements (4)		(0.41%)		(0.41%)		(0.41%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements		3.55%		4.30%		3.30%

[1]	No initial sales charge is applied to purchases of $1 million or more.

[2]
A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of the date of purchase.

[3]	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
[4]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$767	$1,545
Class C Shares	$532	$1,383
Institutional Class Shares	$333	$ 1,097

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class C Shares	$432	$1,383

In addition, the following replaces the first paragraph and table under the section entitled “Choosing a Share Class” beginning on page 29 of the Prospectus:

Choosing a Share Class
The Fund offers three classes of shares, each of which is designed for specific investors. Sales charges and fees may vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Class A Shares, Class C Shares, and Institutional Class Shares of the Fund:

Class A Shares	Class C Shares	Institutional Class Shares
• Designed for retail investors	• Designed for retail investors (available for purchase only through an approved broker-dealer or financial intermediary)
• Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts, corporate benefit plans, clients of the Advisor, trustees or officers of the Trust, directors, officers, employees of the Advisor, the Distributor or any of their affiliates or the spouse, life-partner, parent, child, sibling or other close family member

• Initial sales charge of 4.25% or less • No initial sales charge applied to purchases of $1 million or more	• No initial sales charge • Maximum investment amount $999,999	• No initial or deferred sales charge
• Deferred sales charge of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase
• Rule 12b-1 distribution or shareholder liaison services fee equal to 0.25% of the class’ average daily net assets
• Shareholder service fee equal to up to 0.15% of the class’ average daily net assets

• Deferred sales charge of 1.00% on purchases of fund shares liquidated in whole or in part within 12 months of purchase
• Rule 12b-1 distribution fee equal to 0.75/0.25% breakdown of the class’ average daily net assets for distribution and shareholder liaison services fee, respectively
• Higher expense ratio than Class A Shares due to higher Rule 12b-1 distribution fee
• Shareholder service fee equal to up to 0.15% of the class’ average daily net assets

• No Rule 12b-1 distribution/service fee
• Lower expense ratio than Class A Shares and Class C Shares because no Rule 12b-1 distribution fees or shareholder liaison service fees
• Shareholder service fee equal to up to 0.15% of the class’ average daily net assets

The following replaces the first paragraph and table under the section entitled “Sales Charge Schedule – Class A Shares” beginning on page 30 of the Prospectus:

Sales Charge Schedule—Class A Shares. Class A shares of the Fund are sold at the offering price, which is NAV plus an initial maximum sales charge that varies with the amounts you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Broker/Dealer Reallowance %
Less than $50,000	4.25%	4.44%	4.25%
At least $50,000 but less than $100,000	3.75%	3.90%	3.75%
At least $100,000 but less than $250,000	3.25%	3.36%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.50%
At least $500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 and greater(2)	None	None	None

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.

Effective immediately, the Fund may participate in the ReFlow Liquidity Program. Accordingly, the Prospectus and Statement of Additional Information are supplemented as follows:

The following paragraph is added under the section entitled “Principal Investment Strategies” beginning on page 9 of the Prospectus:

Reflow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Institutional Class Shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation described in “Limitations on Frequent Purchases and Redemptions” below. The Advisor and Sub-advisor believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the Advisor and Sub-advisor may also benefit.

The following disclosure is added under the section entitled “Principal Investment Strategies, Policies and Risks” beginning on page B-2 of the Statement of Additional Information:

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

On a quarterly basis, the Advisor and/or ReFlow Services LLC will provide the Board with reports regarding the Fund’s usage of the program, and the Board will determine annually whether continued participation in the program is in the best interests of the Fund and its shareholders.

The following sentence is added under the section entitled “Redemptions in Kind” on page B-53 of the Statement of Additional Information:

The Fund may also use redemption in kind for certain Fund shares held by Reflow.

Please file this Supplement with your records.